SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2001
                                                         ----------------


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-29239                36-3909334
         --------                      ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                   File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                                  60601
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number including area code: (312) 540-0900


          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On January 24, 2001, the board of directors of Inforte Corp. approved a stock repurchase program that allows the company to buy up to $25 million of Inforte shares. The program has no expiration date and will be used to make periodic purchases at the company's discretion to offset the dilutive impact from the company's stock option and employee stock purchase programs.











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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFORTE CORP.


January 30, 2000                       By:   /s/ Nick Padgett
                                          --------------------------------------
                                             Nick Padgett,
                                             Chief Financial Officer











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